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                                                                 Exhibit 10.13.1
                                                                 ---------------

                        AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT to Employment Agreement, made and entered into as of January 1, 2001, by and among The Kansas City Southern Railway Company, a Missouri corporation ("Railway"), Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI") and Gerald K. Davies, an individual ("Executive").

     WHEREAS, Railway, KCSI and Executive have heretofore entered into an Employment Agreement, as amended and restated as of January 1, 1999 (the "Agreement"); and

     WHEREAS, the Agreement makes reference in several places to Kansas City Southern Lines, Inc. or to KCSL (either of which being referred herein as "KCSL") which prior to January 1, 2001, was the wholly-owned subsidiary of KCSI and the sole shareholder of Railway; and

     WHEREAS, KCSL was administratively merged into KCSI as of December 31, 2000, and thereby ceased existence as a separate entity.

     NOW, THEREFORE, it is agreed by and among Railway, KCSI and Executive as follows:

     1. Effective as of January 1, 2001, each and every reference to "Kansas City Southern Lines, Inc." or to "KCSL" or "KCSL's" which appear in the Whereas clause and in paragraphs 3, 4(c)(ii), 7(b), 7(d)(ii) and (iii) and 7(e) of the Agreement is deleted, and, where necessary, the conjunctive phrases contained in each such clause or paragraph are appropriately modified consistent with the deletion of each such reference.

     2. Effective as of January 1, 2001, the final sentence of paragraph 7(d) of the Agreement is deleted.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 1st day of January, 2001.

                                   THE KANSAS CITY SOUTHERN RAILWAY COMPANY


                                   By   /s/ M.R. Haverty
                                     -------------------------------------------

                                            Michael R. Haverty, President & CEO


                                   KANSAS CITY SOUTHERN INDUSTRIES, INC.


                                   By   /s/ M.R. Haverty
                                     -------------------------------------------

                                            Michael R. Haverty, President & CEO


                                   EXECUTIVE


                                        /s/ Gerald K. Davies
                                   ---------------------------------------------

                                            Gerald K. Davies